UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/09/2005

First Data Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-11073

Delaware	47-0731996
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6200 South Quebec Street
Greenwood Village, Colorado 80111
(Address of principal executive offices, including zip code)

(303) 967-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On November 9, 2005, First Data Corporation (the "Company") filed a Form 8-K under Item 8.01 announcing it engaged Morgan Stanley to assist the Company in exploring various options for its U.S. credit card issuing business, providing preliminary 2006 forecasts for Western Union and Merchant Services, and updating its 2005 full year earnings per share (EPS) guidance.

The Company is filing this Amendment No.1 to Form 8-K to clarify the preliminary 2006 outlook for the Company's money transfer businesses. The combined Western Union and recently acquired Vigo money transfer businesses revenue growth rate is expected to increase to the mid to high teens, with operating margin in-line with Western Union's operating margin for 2005.

The Amended Form 8-K now reads as follows:

On November 9, 2005, First Data Corporation announced that it engaged Morgan Stanley to assist the company in exploring various options for its U.S. credit card issuing business. "This business continues to dampen the growth rates of the entire company, and maximizing shareholder value over the long-term remains our top priority," said Charlie Fote, chairman and chief executive officer.

Preliminary 2006 forecasts indicate that revenue growth and operating margin for Western Union are expected to be in-line with 2005. The combined Western Union and recently acquired Vigo money transfer businesses revenue growth rate is expected to increase to the mid to high teens, with operating margin in-line with Western Union's operating margin for 2005. Merchant Services is expected to achieve low-to-mid teen revenue growth. Merchant's targeted profit growth will be impacted by the company's plans to reinvest in product and sales initiatives. Based on the timing of any actions within the Card segment, Card is expected to continue to negatively impact First Data's consolidated growth rates through the middle of 2006. Consistent with previous years, full-year revenue and EPS guidance for 2006 will be discussed at the January investor conference.

Relative to the fourth quarter of this year, when including October segment operating results and with the delays in closing previously announced acquisitions, the company now anticipates earnings per share for 2005 will be in the range of $2.14 to $2.16. Final fourth quarter results will be heavily influenced by consumer spending during the Thanksgiving to Christmas season.

Notice to Investors, Prospective Investors and the Investment Community; Cautionary Information Regarding Forward-Looking Statements
Statements in this filing regarding First Data Corporation's business which are not historical facts, including the revenue and earnings projections, are "forward-looking statements." All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. Important factors upon which the Company's forward-looking statements are premised include: (a) no unanticipated developments that delay or negatively impact the integration of Concord EFS, Inc. according to the Company's integration plans, including its plans to integrate IT systems, eliminate duplicative overhead and costs, and retain customers and critical employees; (b) continued growth at rates approximating recent levels for card-based payment transactions, consumer money transfer transactions and other product markets; (c) successful conversions under service contracts with major clients; (d) renewal of material contracts in the Company's business units consistent with past experience; (e) timely, successful and cost-effective implementation of processing systems to provide new products, improved functionality and increased efficiencies; (f) successful and timely integration of significant businesses and technologies acquired by the Company and realization of anticipated synergies; (g) continuing development and maintenance of appropriate business continuity plans for the Company's processing systems based on the needs and risks relative to each such system; (h) absence of further consolidation among client financial institutions or other client groups which has a significant impact on FDC client relationships and no material loss of business from significant customers of the Company; (i) achieving planned revenue growth throughout the Company, including in the merchant alliance program which involves several joint ventures not under the sole control of the Company and each of which acts independently of the others, and successful management of pricing pressures through cost efficiencies and other cost management initiatives; (j) successfully managing the credit and fraud risks in the Company's business units and the merchant alliances, particularly in the context of the developing e-commerce markets; (k) anticipation of and response to technological changes, particularly with respect to e-commerce; (l) attracting and retaining qualified key employees; (m) no unanticipated changes in laws, regulations, credit card association rules or other industry standards affecting FDC's businesses which require significant product redevelopment efforts, reduce the market for or value of its products or render products obsolete; (n) continuation of the existing interest rate environment so as to avoid increases in agent fees related to Payment Services' products and increases in interest on the Company's borrowings; (o) absence of significant changes in foreign exchange spreads on retail money transfer transactions, particularly in high-volume corridors, without a corresponding increase in volume or consumer fees; (p) continued political stability in countries in which Western Union has material operations; (q) implementation of Western Union agent agreements with governmental entities according to schedule and no interruption of relations with countries in which Western Union has or is implementing material agent agreements; (r) no unanticipated developments relating to previously disclosed lawsuits, investigations or similar matters; (s) no catastrophic events that could impact the Company's or its major customer's operating facilities, communication systems and technology or that has a material negative impact on current economic conditions or levels of consumer spending; (t) no material breach of security of any of our systems; and (u) successfully managing the potential both for patent protection and patent liability in the context of rapidly developing legal framework for expansive software patent protection.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Data Corporation

Date: November 09, 2005	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Assistant Secretary